UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                     Investment Company Act file number 811-3255

                                GOVERNMENT SECURITIES PORTFOLIO
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
                    (Address of principal executive offices)
                                                                   (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                              (Name and address of agent for service)


           Registrant's telephone number, including area code: (303) 768-3200
                                                               --------------

                                      Date of fiscal year end:  DECEMBER 31
                                                                -----------

          Date of reporting period: JANUARY 1, 2003 - DECEMBER 31, 2003



ITEM 1.  REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------
     PORTFOLIO PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

     MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE. For the Portfolio's average annual total return please refer to page 4. For the fiscal year ended December 31, 2003, Government Securities Portfolio generated favorable returns.
          In managing the Portfolio during the year, several things worked in our favor and strongly supported performance. First, the fact that we maintained an overweighted exposure to the broad mortgage-backed securities market throughout the year added to performance, since both lower-coupon and higher-coupon mortgage-backed securities performed well at different points during the period. Moreover, our decision to add to our higher-coupon mortgage-backed securities position over the course of the year also helped, as these securities fared well throughout the second half of the period.
          Second, while our decision to maintain a somewhat shorter duration, or interest-rate sensitivity, for the Portfolio detracted from performance through May (when rates remained at historic lows), our lower duration position substantially benefited performance once rates moved upward in June. In fact, in July we recouped much of the performance we had lost up until that point, thanks to this factor. At the beginning of August, we became more confident that the yield curve had reached a point wherein yields were consistent with a reasonable expectation of positive but slow growth in the economy. At that time, we shifted the portfolio's duration to be more neutral versus the yield curve, and have maintained this stance for the remainder of the year.
          During the first half of the year, our exposure to government agencies benefited relative performance, as these securities fared well through June. Conversely, however, our decision to increase our agency position in the second half of the year detracted from returns, as agencies underperformed through the balance of the year. While we lost some marginal, short-term performance as well as added volatility to the portfolio by doing this, we believe this move is consistent with our long-term objectives in managing the Portfolio. Specifically, we sold some of our longer-dated agencies and re-deployed the proceeds into agency securities positioned at the shorter end of the yield curve, which we believe currently offer good relative value and attractive opportunities for price appreciation.
          Moving forward, we intend to maintain a relatively neutral position in terms of the portfolio's duration, and we'll continue to emphasize select, higher-coupon mortgage-related securities and for now, shorter-term government agency securities. As always, the Portfolio's composition reflects our long-term value decisions and expectations for the months ahead. Therefore, we don't expect any major shifts in the portfolio's overall makeup in the near term.
          For the fiscal year under review, we are quite satisfied with relative performance results and believe the portfolio again accomplished its goal of providing our valued investors with competitive, consistent long-term returns. What's more, we are pleased that we successfully managed to provide reasonably good coupon income to our investors in what was predominantly a low interest-rate environment. We believe our adherence to a long-term perspective in managing the Portfolio, strengthened by the extensive expertise and proven track record OppenheimerFunds offers, are part of what makes Government Securities Portfolio a part of THE RIGHT WAY TO INVEST. COMPARING THE PORTFOLIO'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio held until December 31, 2003. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.
          The Portfolio's performance is compared to the performance of the Merrill Lynch Master Government Index, which is an unmanaged composite index of both the Treasury and Agency Master Indices. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs. The Portfolio's performance reflects the effects of Portfolio's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the investments in the index.




               3  GOVERNMENT SECURITIES PORTFOLIO

--------------------------------------------------------------------------------
     PORTFOLIO PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
          Panorama Series Fund, Inc.--Government Securities Portfolio
          Merrill Lynch Master Government Index

--------------------------------------------------------------------------------
[CHART]
                      Panorama Series Fund, Inc.--      Merrill Lynch
                          Government Securities       Master Government
                               Portfolio                    Index

     12/31/1993                $10,000                    $10,000
     03/31/1994                  9,623                      9,712
     06/30/1994                  9,434                      9,602
     09/30/1994                  9,447                      9,642
     12/31/1994                  9,511                      9,677
     03/31/1995                 10,012                     10,129
     06/30/1995                 10,613                     10,759
     09/30/1995                 10,817                     10,947
     12/31/1995                 11,310                     11,449
     03/31/1996                 10,993                     11,196
     06/30/1996                 10,999                     11,245
     09/30/1996                 11,211                     11,431
     12/31/1996                 11,528                     11,765
     03/31/1997                 11,415                     11,675
     06/30/1997                 11,867                     12,077
     09/30/1997                 12,206                     12,480
     12/31/1997                 12,545                     12,895
     03/31/1998                 12,726                     13,095
     06/30/1998                 13,086                     13,435
     09/30/1998                 13,686                     14,176
     12/31/1998                 13,566                     14,164
     03/31/1999                 13,458                     13,962
     06/30/1999                 13,204                     13,848
     09/30/1999                 13,331                     13,943
     12/31/1999                 13,331                     13,865
     03/31/2000                 13,754                     14,319
     06/30/2000                 13,890                     14,549
     09/30/2000                 14,299                     14,934
     12/31/2000                 14,979                     15,683
     03/31/2001                 15,339                     16,072
     06/30/2001                 15,339                     16,036
     09/30/2001                 16,207                     16,908
     12/31/2001                 16,062                     16,809
     03/31/2002                 16,001                     16,705
     06/30/2002                 16,611                     17,435
     09/30/2002                 17,677                     18,573
     12/31/2002                 17,677                     18,708
     03/31/2003                 17,815                     18,899
     06/30/2003                 18,133                     19,365
     09/30/2003                 18,133                     19,221
     12/31/2003                 18,133                     19,150

     AVERAGE ANNUAL TOTAL RETURNS OF THE PORTFOLIO AT 12/31/03
     1-Year  2.58%   5-Year  5.97%   10-Year  6.13%   Inception Date  5/13/92
--------------------------------------------------------------------------------

     THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR MORE CURRENT PERFORMANCE DATA, CALL US AT
     1.800 CALL OPP (255.5677). THE PORTFOLIO'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES.

     TOTAL RETURNS INCLUDE CHANGES IN NET ASSET VALUE PER SHARE AND DOES NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNTS PRODUCTS WHICH OFFER THIS PORTFOLIO. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT. TOTAL RETURNS AND THE ENDING ACCOUNT VALUE IN THE GRAPH SHOW CHANGE IN SHARE VALUE AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. THE PERFORMANCE INFORMATION IN THE GRAPH FOR THE MERRILL LYNCH MASTER GOVERNMENT INDEX BEGINS ON 12/31/93. INVESTORS SHOULD CONSIDER THE PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PORTFOLIO'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE PORTFOLIO, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR OR CALLING US AT 1.800.CALL OPP (1.800.225.5677). READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. AN EXPLANATION OF THE CALCULATION IS IN THE STATEMENT OF ADDITIONAL INFORMATION.


               4  GOVERNMENT SECURITIES PORTFOLIO

--------------------------------------------------------------------------------
     STATEMENT OF INVESTMENTS   DECEMBER 31, 2003
--------------------------------------------------------------------------------


                                                   PRINCIPAL    MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
     -------------------------------------------------------------------------
     ASSET-BACKED SECURITIES--17.2%
     -------------------------------------------------------------------------
     BMW Vehicle Owner Trust,
     Automobile Loan Certificates,
     Series 2003-A, Cl. A2, 1.45%, 11/25/05 1      $ 168,388     $  168,662
     -------------------------------------------------------------------------
     Capital Auto Receivables Asset Trust,
     Automobile Mtg.-Backed Nts.,
     Series 2003-2, Cl. A2A, 1.20%, 5/16/05          140,000        140,074
     -------------------------------------------------------------------------
     Caterpillar Financial Asset Trust,
     Equipment Loan Pass-Through
     Certificates, Series 2003-A, Cl. A2,
     1.25%, 10/25/05                                  90,000         90,037
     -------------------------------------------------------------------------
     Centex Home Equity Co. LLC, Home
     Equity Loan Asset-Backed Certificates:
     Series 2003-A, Cl. AF1, 1.836%, 10/25/17         28,188         28,213
     Series 2003-B, Cl. AF1, 1.64%, 2/25/18 1         38,938         38,927
     Series 2003-C, Cl. AF1, 2.14%, 7/25/18          120,059        120,338
     -------------------------------------------------------------------------
     Chase Funding Mortgage Loan Asset-
     Backed Certificates, Home Equity Mtg.
     Obligations:
     Series 2003-3, Cl. 1A1, 1.199%, 8/25/17 2        65,640         65,649
     Series 2003-4, Cl. 1A1, 1.24%, 9/25/17 2        139,358        139,392
     -------------------------------------------------------------------------
     Chase Manhattan Auto Owner Trust,
     Automobile Loan Pass-Through
     Certificates:
     Series 2003-A, Cl. A2, 1.26%, 1/16/06 1          50,000         50,033
     Series 2003-B, Cl. A2, 1.287%, 3/15/06           70,000         70,024
     -------------------------------------------------------------------------
     CitiFinancial Mortgage Securities, Inc.,
     Home Equity Collateralized Mtg.
     Obligations:
     Series 2003-1, Cl. AF1, 1.94%, 1/25/33           50,142         50,185
     Series 2003-2, Cl. AF1, 1.219%, 5/25/33 1,2      64,092         64,089
     Series 2003-3, Cl. AF1, 1.261%, 8/25/33 1,2      93,650         93,652
     -------------------------------------------------------------------------
     DaimlerChrysler Auto Trust,
     Automobile Loan Pass-Through
     Certificates:
     Series 2002-B, Cl. A2, 2.20%, 4/6/05             11,072         11,091
     Series 2003-A, Cl. A2, 1.52%, 12/8/05           190,000        190,344
     -------------------------------------------------------------------------
     Ford Credit Auto Owner Trust,
     Automobile Loan Pass-Through
     Certificates, Series 2003-A, Cl. A2A,
     1.62%, 8/15/05                                   83,563         83,742
     -------------------------------------------------------------------------
     Harley-Davidson Motorcycle Trust,
     Motorcycle Receivable Nts.:
     Series 2002-2, Cl. A1, 1.91%, 4/16/07            71,440         71,685
     Series 2003-3, Cl. A1, 1.50%, 1/15/08           163,867        164,148
     -------------------------------------------------------------------------
     Honda Auto Receivables Owner Trust,
     Automobile Receivables Obligations:
     Series 2003-1, Cl. A2, 1.46%, 9/19/05           110,219        110,388
     Series 2003-3, Cl. A2, 1.52%, 4/21/06           210,000        210,345
     -------------------------------------------------------------------------
     Household Automotive Trust,
     Automobile Loan Certificates,
     Series 2003-2, Cl. A2, 1.56%, 12/18/06           90,000         90,121


                                                   PRINCIPAL    MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
     -------------------------------------------------------------------------
     ASSET-BACKED SECURITIES Continued
     -------------------------------------------------------------------------
     Nissan Auto Receivables Owner Trust,
     Automobile Receivable Nts.:
     Series 2003-A, Cl. A2, 1.45%, 5/16/05         $ 160,148     $  160,357
     Series 2003-B, Cl. A2, 1.20%, 11/15/05          210,000        210,082
     -------------------------------------------------------------------------
     Residential Funding Mortgage
     Securities II, Inc., Home Equity Loan
     Pass-Through Certificates,
     Series 2003-HS1, Cl. AI2, 1.241%, 1/25/33 2      57,289         57,321
     -------------------------------------------------------------------------
     Toyota Auto Receivables Owner Trust,
     Automobile Mtg.-Backed Obligations:
     Series 2002-B, Cl. A3, 3.76%, 6/15/06            50,392         51,066
     Series 2003-A, Cl. A2, 1.28%, 8/15/05           200,086        200,269
     Series 2003-B, Cl. A2, 1.43%, 2/15/06           140,000        140,072
     -------------------------------------------------------------------------
     USAA Auto Owner Trust, Automobile
     Loan Asset-Backed Nts.:
     Series 2002-1, Cl. A3, 2.41%, 10/16/06           75,047         75,587
     Series 2003-1, Cl. A2, 1.22%, 4/17/06           120,000        120,046
     -------------------------------------------------------------------------
     Volkswagen Auto Loan Enhanced Trust,
     Automobile Loan Receivables,
     Series 2003-1, Cl. A2, 1.11%, 12/20/05          290,000        289,892
                                                                 -------------
     Total Asset-Backed Securities (Cost $3,352,828)              3,355,831

     -------------------------------------------------------------------------
     MORTGAGE-BACKED OBLIGATIONS--68.5%
     -------------------------------------------------------------------------
     GOVERNMENT AGENCY--67.1%
     -------------------------------------------------------------------------
     FHLMC/FNMA/SPONSORED--64.5%
     Federal Home Loan Mortgage Corp.:
     5%, 1/1/34 3                                     77,000         76,013
     6.50%, 12/1/28                                  272,515        285,849
     7%, 9/1/33-11/1/33                              274,366        291,003
     10.50%, 10/1/20                                  17,098         19,238
     -------------------------------------------------------------------------
     Federal Home Loan Mortgage Corp.,
     Gtd. Real Estate Mtg. Investment
     Conduit Multiclass Pass-Through
     Certificates:
     Series 2500, Cl. FD, 1.62%, 3/15/32 2            48,193         47,879
     Series 2526, Cl. FE, 1.52%, 6/15/29 2            52,848         52,698
     Series 2551, Cl. FD, 1.52%, 1/15/33 2            47,367         47,560
     -------------------------------------------------------------------------
     Federal Home Loan Mortgage Corp.,
     Structured Pass-Through Securities,
     Collateralized Mtg. Obligations:
     Series H006, Cl. A1, 1.724%, 4/15/08             32,092         32,068
     Series T-42, Cl. A2, 5.50%, 2/25/42              22,381         22,719
     -------------------------------------------------------------------------
     Federal National Mortgage Assn.:
     5%, 1/1/34 3                                    590,000        583,916
     5.50%, 1/14/34 3                              1,425,000      1,443,703
     6%, 2/25/34 3                                   598,000        618,183
     6.50%, 2/1/09-8/1/28                            289,706        304,609
     6.50%, 1/25/34 3                              2,977,000      3,113,757
     7%, 9/1/33-11/1/33                              166,722        176,852
     7%, 7/1/32-1/25/34 3                          4,995,359      5,290,413
     7.50%, 9/1/22                                    55,395         59,630
     8.50%, 7/1/32                                    16,137         17,426


               5  GOVERNMENT SECURITIES PORTFOLIO

--------------------------------------------------------------------------------
     STATEMENT OF INVESTMENTS   Continued
--------------------------------------------------------------------------------


                                                   PRINCIPAL    MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
     -------------------------------------------------------------------------
     FHLMC/FNMA/SPONSORED Continued
     Federal National Mortgage Assn.,
     Collateralized Mtg. Obligations, Gtd.
     Real Estate Mtg. Investment Conduit
     Pass-Through Certificates,
     Trust 2002-77, Cl. WF, 1.52%, 12/18/32 2     $   81,719    $    81,974
     -------------------------------------------------------------------------
     Federal National Mortgage Assn., Gtd.
     Real Estate Mtg. Investment Conduit
     Pass-Through Certificates, Trust
     2003-81, Cl. PA, 5%, 2/25/12                     36,393         37,276
                                                                --------------
                                                                 12,602,766

     -------------------------------------------------------------------------
     GNMA/GUARANTEED--2.6%
     Government National Mortgage
     Assn., 7%, 10/15/23-3/15/26                     464,833        498,503
                                                                --------------
                                                                    498,503

     -------------------------------------------------------------------------
     PRIVATE--1.4%
     -------------------------------------------------------------------------
     COMMERCIAL--0.6%
     Prudential Mortgage Capital Co. II LLC,
     Commercial Mtg. Pass-Through
     Certificates, Series PRU-HTG 2000-C1,
     Cl. A2, 7.306%, 10/6/15                          96,000        110,750
     -------------------------------------------------------------------------
     OTHER--0.2%
     CIT Equipment Collateral, Equipment
     Receivable-Backed Nts., Series 2003-EF1,
     Cl. A2, 1.49%, 12/20/05                          50,000         50,024
     -------------------------------------------------------------------------
     RESIDENTIAL--0.6%
     Washington Mutual Mortgage
     Securities Corp., Collateralized Mtg.
     Obligations Pass-Through Certificates,
     Series 2003-AR7, Cl. A1, 1.507%,
     8/25/33 2                                       112,521        112,606
                                                                --------------
     Total Mortgage-Backed Obligations
     (Cost $13,258,817)                                          13,374,649

     -------------------------------------------------------------------------
     U.S. GOVERNMENT OBLIGATIONS--67.2%
     -------------------------------------------------------------------------
     Federal Home Loan Bank Unsec. Bonds:
     2.875%, 12/15/06                                230,000        231,812
     4.875%, 11/15/13                                 15,000         15,192
     Series EY06, 5.25%, 8/15/06                     341,000        365,333
     Series S706, 5.375%, 5/15/06                  1,500,000      1,607,718
     -------------------------------------------------------------------------
     Federal Home Loan Mortgage Corp.
     Unsec. Nts.:
     4.50%, 1/15/13                                   35,000         34,887
     5.50%, 7/15/06 4                              2,100,000      2,263,987
     -------------------------------------------------------------------------
     Federal National Mortgage Assn.
     Unsec. Nts.:
     4.25%, 7/15/07                                   50,000         52,262
     7.25%, 1/15/10-5/15/30                        1,620,000      1,932,479

                                                   PRINCIPAL    MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
     -------------------------------------------------------------------------
     U.S. GOVERNMENT OBLIGATIONS Continued
     -------------------------------------------------------------------------
     Resolution Funding Corp. Federal Book
     Entry Principal Strips, 5.85%, 1/15/21 5     $  215,000    $    83,140
     -------------------------------------------------------------------------
     Resolution Funding Corp. Strip Bonds:
     6.18%, 7/15/04 5                              1,500,000      1,490,564
     6.23%, 7/15/05 5                                489,000        476,831
     -------------------------------------------------------------------------
     U.S. Treasury Bonds:
     6.875%, 8/15/25                                 435,000        532,280
     8.125%, 8/15/19                                 500,000        675,547
     9.25%, 2/15/16                                2,050,000      2,943,108
     -------------------------------------------------------------------------
     U.S. Treasury Nts., 7.875%, 11/15/04            215,000        227,371
     -------------------------------------------------------------------------
     United States (Government of) Gtd.
     Israel Aid Bonds, 5.50%, 12/4/23                200,000        202,362
                                                                --------------
     Total U.S. Government Obligations
     (Cost $12,405,462)                                          13,134,873

     -------------------------------------------------------------------------
     JOINT REPURCHASE AGREEMENTS--5.5%
     -------------------------------------------------------------------------
     Undivided interest of 0.99% in joint repurchase
     agreement (Principal Amount/Market Value
     $109,556,000, with a maturity value of
     $109,560,869) with Banc One Capital
     Markets, Inc., 0.80%, dated 12/31/03, to
     be repurchased at $1,080,048 on 1/2/04,
     collateralized by U.S. Treasury Bonds, 4.25%,
     11/30/13, with a value of $111,861,618
     (Cost $1,080,000)                             1,080,000      1,080,000

     -------------------------------------------------------------------------
     TOTAL INVESTMENTS, AT VALUE
     (COST $30,097,107)                                158.4%    30,945,353
     -------------------------------------------------------------------------
     Liabilities in Excess of Other Assets             (58.4)   (11,408,705)
                                                  ----------------------------
     Net Assets                                        100.0%   $19,536,648
                                                  ============================

     FOOTNOTES TO STATEMENT OF INVESTMENTS

     1. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.
     2. Represents the current interest rate for a variable or increasing rate security.
     3. When-issued security to be delivered and settled after December 31, 2003. See Note 1 of Notes to Financial Statements.
     4. Securities with an aggregate market value of $37,733 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
     5. Zero coupon bond reflects effective yield on the date of purchase.

     SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




               6  GOVERNMENT SECURITIES PORTFOLIO

--------------------------------------------------------------------------------
     STATEMENT OF ASSETS AND LIABILITIES   DECEMBER 31, 2003
--------------------------------------------------------------------------------


     -------------------------------------------------------------------------
     ASSETS
     -------------------------------------------------------------------------
     Investments, at value (including securities
     loaned of approximately $5,404,000)
     (cost $30,097,107)--see accompanying statement             $ 30,945,353
     -------------------------------------------------------------------------
     Collateral for securities loaned                              5,497,317
     -------------------------------------------------------------------------
     Receivables and other assets:
     Interest and principal paydowns                                 259,649
     Investments sold on a when-issued basis                         203,801
     Swap contracts                                                      497
     Other                                                             1,213
                                                                --------------
     Total assets                                                 36,907,830

     -------------------------------------------------------------------------
     LIABILITIES
     -------------------------------------------------------------------------
     Bank overdraft                                                  523,791
     -------------------------------------------------------------------------
     Return of collateral for securities loaned                    5,497,317
     -------------------------------------------------------------------------
     Payables and other liabilities:
     Investments purchased (including $11,321,004
     purchased on a when-issued basis)                            11,326,449
     Shareholder reports                                               6,062
     Directors' compensation                                           1,137
     Transfer and shareholder servicing agent fees                       833
     Futures margins                                                     830
     Shares of capital stock redeemed                                    282
     Other                                                            14,481
                                                                --------------
     Total liabilities                                            17,371,182

     -------------------------------------------------------------------------
     NET ASSETS                                                 $ 19,536,648
                                                                ==============

     -------------------------------------------------------------------------
     COMPOSITION OF NET ASSETS
     -------------------------------------------------------------------------
     Par value of shares of capital stock                       $     17,195
     -------------------------------------------------------------------------
     Additional paid-in capital                                   17,872,581
     -------------------------------------------------------------------------
     Accumulated net investment income                               684,793
     -------------------------------------------------------------------------
     Accumulated net realized gain on investments                    125,404
     -------------------------------------------------------------------------
     Net unrealized appreciation on investments                      836,675
                                                                --------------
     NET ASSETS--applicable to 17,194,729 shares of
     capital stock outstanding                                  $ 19,536,648
                                                                ==============

     -------------------------------------------------------------------------
     NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND
     OFFERING PRICE PER SHARE                                          $1.14



     SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


               7  GOVERNMENT SECURITIES PORTFOLIO

--------------------------------------------------------------------------------
     STATEMENT OF OPERATIONS  For the Year Ended December 31, 2003
--------------------------------------------------------------------------------


     -------------------------------------------------------------------------
     INVESTMENT INCOME
     -------------------------------------------------------------------------
     Interest                                                   $    883,381
     -------------------------------------------------------------------------
     Portfolio lending fees                                            1,455
                                                                --------------
     Total investment income                                         884,836

     -------------------------------------------------------------------------
     EXPENSES
     -------------------------------------------------------------------------
     Management fees                                                 108,936
     -------------------------------------------------------------------------
     Accounting service fees                                          15,000
     -------------------------------------------------------------------------
     Legal, auditing and other professional fees                      14,001
     -------------------------------------------------------------------------
     Transfer and shareholder servicing agent fees                    10,412
     -------------------------------------------------------------------------
     Shareholder reports                                               7,183
     -------------------------------------------------------------------------
     Directors' compensation                                           5,253
     -------------------------------------------------------------------------
     Insurance expenses                                                1,934
     -------------------------------------------------------------------------
     Custodian fees and expenses                                       1,318
     -------------------------------------------------------------------------
     Registration and filing fees                                        295
     -------------------------------------------------------------------------
     Other                                                             8,943
                                                                --------------
     Total expenses                                                  173,275
     Less reduction to custodian expenses                               (317)
                                                                --------------
     Net expenses                                                    172,958

     -------------------------------------------------------------------------
     NET INVESTMENT INCOME                                           711,878


     -------------------------------------------------------------------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     -------------------------------------------------------------------------
     Net realized gain (loss) on:
     Investments                                                     816,904
     Closing of futures contracts                                    (43,537)
                                                                --------------
     Net realized gain                                               773,367
     -------------------------------------------------------------------------
     Net change in unrealized appreciation (depreciation) on:
     Investments                                                  (1,080,765)
     Futures contracts                                                11,909
                                                                --------------
     Net change in unrealized appreciation                        (1,068,856)

     -------------------------------------------------------------------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $    416,389
                                                                ==============



     SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


               8  GOVERNMENT SECURITIES PORTFOLIO

--------------------------------------------------------------------------------
     STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

     YEAR ENDED DECEMBER 31,                                                                          2003             2002
------------------------------------------------------------------------------------------------------------------------------
     OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                                     $   711,878      $   899,850
------------------------------------------------------------------------------------------------------------------------------
     Net realized gain                                                                             773,367          207,530
------------------------------------------------------------------------------------------------------------------------------
     Net change in unrealized appreciation                                                      (1,068,856)         883,281
                                                                                               -------------------------------
     Net increase in net assets resulting from operations                                          416,389        1,990,661

------------------------------------------------------------------------------------------------------------------------------
     DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
     Dividends from net investment income                                                         (899,661)        (963,733)

------------------------------------------------------------------------------------------------------------------------------
     CAPITAL STOCK TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from capital stock transactions            (1,926,494)       1,935,708

------------------------------------------------------------------------------------------------------------------------------
     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease)                                                                  (2,409,766)       2,962,636
------------------------------------------------------------------------------------------------------------------------------
     Beginning of period                                                                        21,946,414       18,983,778
                                                                                               -------------------------------
     End of period [including accumulated net investment income of $684,793 and
     $869,729, respectively]                                                                   $19,536,648      $21,946,414
                                                                                               ===============================

     SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




               9  GOVERNMENT SECURITIES PORTFOLIO

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     YEAR ENDED DECEMBER 31,                                        2003          2002          2001          2000          1999
   -------------------------------------------------------------------------------------------------------------------------------
     PER SHARE OPERATING DATA
   -------------------------------------------------------------------------------------------------------------------------------
     Net asset value, beginning of period                          $1.16         $1.11         $1.10         $1.05         $1.13
   -------------------------------------------------------------------------------------------------------------------------------
     Income (loss) from investment operations:
     Net investment income                                           .04           .05           .04           .07           .07
     Net realized and unrealized gain (loss)                        (.01)          .06           .04           .05          (.09)
                                                                   ---------------------------------------------------------------
     Total from investment operations                                .03           .11           .08           .12          (.02)
   -------------------------------------------------------------------------------------------------------------------------------
     Dividends and/or distributions to shareholders:
     Dividends from net investment income                           (.05)         (.06)         (.07)         (.07)         (.06)
   -------------------------------------------------------------------------------------------------------------------------------

     Net asset value, end of period                                $1.14         $1.16         $1.11         $1.10         $1.05
                                                                   ===============================================================

   -------------------------------------------------------------------------------------------------------------------------------
     TOTAL RETURN, AT NET ASSET VALUE 1                             2.58%        10.06%         7.23%        12.36%        (1.73)%
   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------
     RATIOS/SUPPLEMENTAL DATA
   -------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (in thousands)                    $19,537       $21,946       $18,984       $18,904       $20,150
   -------------------------------------------------------------------------------------------------------------------------------
     Average net assets (in thousands)                           $20,743       $20,347       $18,805       $18,702       $22,683
   -------------------------------------------------------------------------------------------------------------------------------
     Ratios to average net assets: 2
     Net investment income                                          3.43%         4.42%         3.49%         6.07%         5.80%
     Total expenses                                                 0.84% 3       0.77% 3       0.79% 3       0.74% 3       0.70%
   -------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                          43%           25%           19%           31%           14%

     1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
     2. Annualized for periods of less than one full year.
     3. Reduction to custodian expenses less than 0.01%.

     SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




               10  GOVERNMENT SECURITIES PORTFOLIO

-------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

    -------------------------------------------------------------------------
     1. SIGNIFICANT ACCOUNTING POLICIES
     Government Securities Portfolio (the Portfolio) is a series of
     Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek a high level of current income with a high degree of safety of principal, by investing primarily (at least 80% of its net assets, plus borrowings for investment purposes, under normal market conditions) in U.S. government securities and U.S. government-related securities. The Portfolio's investment advisor is OppenheimerFunds,
     Inc. (the Manager). Shares of the Portfolio are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor.
          The following is a summary of significant accounting policies consistently followed by the Portfolio.
    -------------------------------------------------------------------------
     SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
    -------------------------------------------------------------------------
     SECURITIES ON A WHEN ISSUED BASIS. Delivery and payment for securities that have been purchased by the Portfolio on a when issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date;
     however, the Portfolio may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Portfolio maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when issued basis may increase the volatility of the Portfolio's net asset value to the extent the Portfolio executes such purchases while remaining substantially fully invested. As of December 31, 2003, the Portfolio had entered into net when issued commitments of $11,117,203.
          In connection with its ability to purchase securities on a when issued basis, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Portfolio records the incremental difference between the forward purchase and sale of each forward roll as fee income or realized gain (loss) on investments.
          Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Portfolio to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
    -------------------------------------------------------------------------
     JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolio, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or


               11  GOVERNMENT SECURITIES PORTFOLIO

-------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS  Continued
-------------------------------------------------------------------------------

    -------------------------------------------------------------------------
     1. SIGNIFICANT ACCOUNTING POLICIES  Continued
     more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
    -------------------------------------------------------------------------
     FEDERAL TAXES. The Portfolio intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

     The tax components of capital shown in the table below represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                       NET UNREALIZED
                                                                         APPRECIATION
                                                                     BASED ON COST OF
                                                                       SECURITIES AND
     UNDISTRIBUTED      UNDISTRIBUTED            ACCUMULATED        OTHER INVESTMENTS
     NET INVESTMENT         LONG-TERM                   LOSS       FOR FEDERAL INCOME
     INCOME                      GAIN       CARRYFORWARD 1,2             TAX PURPOSES
     --------------------------------------------------------------------------------
     $684,791                $398,720               $285,384                 $848,744

     1. During the fiscal years ended December 31, 2003 and December 31, 2002, the Portfolio utilized $531,781 and $278,340, respectively, of capital loss carryforwards to offset capital gains realized in the respective fiscal years.
     2. The Portfolio had $285,384 of straddle losses which were deferred.

     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio. Accordingly, the following amounts have been reclassified for December 31, 2003. Net assets of the Portfolio were unaffected by the reclassifications.

                                INCREASE TO                   REDUCTION TO
                                ACCUMULATED                ACCUMULATED NET
     INCREASE TO             NET INVESTMENT               REALIZED GAIN ON
     PAID-IN CAPITAL                 INCOME                  INVESTMENTS 3
     ---------------------------------------------------------------------
     $30,688                         $2,847                        $33,535

     3. $30,688, all of which was long-term capital gain, was distributed in connection with Portfolio share redemptions.

     The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                                        YEAR ENDED               YEAR ENDED
                                 DECEMBER 31, 2003        DECEMBER 31, 2002
     ----------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                      $899,661                 $963,733

     The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.



               12  GOVERNMENT SECURITIES PORTFOLIO

                 Federal tax cost of securities              $30,097,107
                 Federal tax cost of other investments         4,865,593
                                                             -----------
                 Total federal tax cost                      $34,962,700
                                                             ===========

                 Gross unrealized appreciation               $   853,100
                 Gross unrealized depreciation                    (4,356)
                                                             -----------
                 Net unrealized appreciation                 $   848,744
                                                             ===========

    -------------------------------------------------------------------------
     DIRECTORS' COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or are invested in other
     Oppenheimer funds selected by the Director. Deferral of directors'
     fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.
    -------------------------------------------------------------------------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and
     distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.
    -------------------------------------------------------------------------
     INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
    -------------------------------------------------------------------------
     EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Portfolio.
    -------------------------------------------------------------------------
     SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
    -------------------------------------------------------------------------
     OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    -------------------------------------------------------------------------
     2. SHARES OF CAPITAL STOCK

     The Portfolio has authorized 160 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                                Year Ended December 31, 2003          Year Ended December 31, 2002
                                                                    Shares            Amount              Shares            Amount
     -------------------------------------------------------------------------------------------------------------------------------
     Sold                                                          627,258       $   727,437           3,210,485       $ 3,594,795
     Dividends and/or distributions reinvested                     796,160           899,661             917,840           963,733
     Redeemed                                                   (3,122,195)       (3,553,592)         (2,354,619)       (2,622,820)
                                                                --------------------------------------------------------------------
     Net increase (decrease)                                    (1,698,777)      $(1,926,494)          1,773,706       $ 1,935,708
                                                                ====================================================================

     -------------------------------------------------------------------------------------------------------------------------------

     3. PURCHASES AND SALES OF SECURITIES
     The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2003, were $10,782,129 and $10,814,969, respectively.


               13  GOVERNMENT SECURITIES PORTFOLIO

-------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS  Continued
-------------------------------------------------------------------------------

    -------------------------------------------------------------------------
     4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
     MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio which provides for a fee at an annual rate of 0.525% of the first $300 million of average daily net assets of the Portfolio, 0.50% of the next $100 million, and 0.45% of average daily net assets over $400 million.
    -------------------------------------------------------------------------
     ACCOUNTING FEES. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
    -------------------------------------------------------------------------
     Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The Portfolio pays OFS a per account fee. For the year ended December 31, 2003, the Portfolio paid $10,012 to OFS for services to the Portfolio.
          Additionally, Portfolios offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The
     Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
          OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.
    -------------------------------------------------------------------------
     5. FUTURES CONTRACTS
     A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or protection from changes in market value of stock and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.
          The Portfolio generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
          Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     The Portfolio recognizes a realized gain or loss when the contract is closed or has expired.
          Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.
          Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.





               14  GOVERNMENT SECURITIES PORTFOLIO

     As of December 31, 2003, the Portfolio had outstanding futures contracts as follows:

                                                                                                                       UNREALIZED
                                          EXPIRATION                 NUMBER OF              VALUATION AS OF          APPRECIATION
     CONTRACT DESCRIPTION                      DATES                 CONTRACTS            DECEMBER 31, 2003        (DEPRECIATION)
     ------------------------------------------------------------------------------------------------------------------------------
     CONTRACTS TO SELL
     U.S. Long Bonds                         3/22/04                         5                   $  546,563              $  1,418
     U.S. Treasury Nts., 2 yr.               3/30/04                        16                    3,424,750               (10,321)
     U.S. Treasury Nts., 5 yr.               3/22/04                         6                      669,750                (3,163)
     U.S. Treasury Nts., 10 yr.              3/22/04                         2                      224,531                    (2)
                                                                                                                         ----------
                                                                                                                         $(12,068)
                                                                                                                         ==========

    -------------------------------------------------------------------------
     6. TOTAL RETURN SWAP CONTRACTS
     The Portfolio may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional.
     The Portfolio records an increase or decrease to interest income, in the amount due to or owed by the Portfolio at termination or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

     As of December 31, 2003, the Portfolio had entered into the following total return swap agreements:

                                                  PAID BY                 RECEIVED BY
     SWAP                NOTIONAL        THE PORTFOLIO AT             THE PORTFOLIO AT        TERMINATION            UNREALIZED
     COUNTERPARTY          AMOUNT       DECEMBER 31, 2003            DECEMBER 31, 2003               DATE          APPRECIATION
     ------------------------------------------------------------------------------------------------------------------------------
                                                                Value of total return
     Deutsche Bank                        One-Month LIBOR          of Lehman Brothers
     AG                  $543,000                    Flat                  CMBS Index             6/30/04                 $497

    -------------------------------------------------------------------------
     7. ILLIQUID SECURITIES
     As of December 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Portfolio intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December 31, 2003 was $415,363, which represents 2.13% of the Portfolio's net assets.

    -------------------------------------------------------------------------
     8. SECURITIES LENDING
     The Portfolio lends portfolio securities from time to time in order to earn additional income. In return, the Portfolio receives collateral in the form of US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount no less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolio on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. As of December 31, 2003, the Portfolio had on loan securities valued at approximately $5,404,000. Cash of $5,497,317 was received as collateral for the loans, and has been invested in approved instruments.





               15  GOVERNMENT SECURITIES PORTFOLIO

-------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS  Continued
-------------------------------------------------------------------------------

    -------------------------------------------------------------------------
     9. BORROWING AND LENDING ARRANGEMENTS
     The Portfolio entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission (the SEC) to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. The SEC's order requires the Fund's Board of Directors to adopt operating policies and procedures to administer interfund borrowing and lending. Under the arrangement the Portfolio may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Portfolio's Board of Directors, based upon a recommendation by the Manager. The Portfolio's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Portfolio borrows money, there is a risk that the loan could be called on one day's notice, in which case the Portfolio might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Portfolio lends money to another fund, it will be subject to the risk that the other Portfolio might not repay the loan in a timely manner, or at all.
          The Portfolio had no interfund borrowings or loans outstanding during the year ended or at December 31, 2003.






               16  GOVERNMENT SECURITIES PORTFOLIO

-------------------------------------------------------------------------------
     INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

    -------------------------------------------------------------------------
     TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF GOVERNMENT SECURITIES
     PORTFOLIO:
     We have audited the accompanying statement of assets and liabilities of Government Securities Portfolio, a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
          We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Government Securities Portfolio as of December
     31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.



     DELOITTE & TOUCHE LLP

     Denver, Colorado
     February 12, 2004









               17  GOVERNMENT SECURITIES PORTFOLIO

-------------------------------------------------------------------------------
     FEDERAL INCOME TAX INFORMATION  Unaudited
-------------------------------------------------------------------------------

    -------------------------------------------------------------------------
     In early 2004, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Portfolio during calendar year 2003. Regulations of the U.S. Treasury Department require the Portfolio to report this information to the Internal Revenue Service.
          Dividends of $0.0495 were paid to shareholders on March 14, 2003, all of which was designated as ordinary income for federal income tax purposes.
          None of the dividends paid by the Portfolio during the year ended December 31, 2003 are eligible for the corporate dividend-received deduction.
          The foregoing information is presented to assist shareholders in reporting distributions received from the Portfolio to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


-------------------------------------------------------------------------------
     PORTFOLIO PROXY VOTING
     POLICIES AND PROCEDURES  Unaudited
-------------------------------------------------------------------------------

    -------------------------------------------------------------------------
     The Portfolio has adopted Portfolio Proxy Voting Policies and
     Procedures under which the Portfolio votes proxies relating to securities ("portfolio proxies") held by the Portfolio. A description of the Portfolio's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Portfolio toll-free at 1.800.225.5677, (ii) on the Portfolio's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov. In addition, the Portfolio will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Portfolio's Form N-PX filing will be available (i) without charge, upon request, by calling the Portfolio toll-free at 1.800.225.5677, and (ii) on the SEC's website at www.sec.gov.









               18  GOVERNMENT SECURITIES PORTFOLIO

-------------------------------------------------------------------------------
     DIRECTORS AND OFFICERS  Unaudited
-------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------------
     NAME, POSITION(S) HELD               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
     WITH PORTFOLIO, LENGTH OF            HELD BY DIRECTOR; NUMBER OF FUNDS IN FUND COMPLEX CURRENTLY OVERSEEN BY DIRECTOR
     SERVICE, AGE
     INDEPENDENT                          THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON  WAY,
     DIRECTORS                            CENTENNIAL, CO 80112-3924. EACH DIRECTOR SERVES FOR AN INDEFINITE TERM, UNTIL
                                          HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

     WILLIAM L. ARMSTRONG,                Chairman of the following private mortgage banking companies: Cherry Creek
     Chairman of the Board                Mortgage Company (since 1991), Centennial State Mortgage Company (since
     (since 2003) and Director            1994), The El Paso Mortgage Company (since 1993), Transland Financial
     (since 1999)                         Services, Inc. (since 1997); Chairman of the following private companies:
     Age: 66                              Great Frontier Insurance (insurance agency) (since 1995), Ambassador Media
                                          Corporation and Broadway Ventures (since 1984); a director of the following public companies: Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992) and UNUMProvident (insurance company) (since 1991).
                                          Mr. Armstrong is also a Director/ Trustee of Campus Crusade for Christ and the Bradley Foundation. Formerly a director of the following: Storage
                                          Technology Corporation (a publicly-held computer equipment company)
                                          (1991-February 2003), and International Family Entertainment (television channel) (1992-1997), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency)
                                          (1995-June 1999); a U.S. Senator (January 1979-January 1991). Oversees 38
                                          portfolios in the OppenheimerFunds complex.

     ROBERT G. AVIS,                      Formerly, Director and President of A.G. Edwards Capital, Inc. (General
     Director (since 1993)                Partner of private equity funds) (until February 2001); Chairman, President
     Age: 72                              and Chief Executive Officer of A.G. Edwards Capital, Inc. (until March
                                          2000); Vice Chairman and Director of A.G. Edwards, Inc. and Vice Chairman
                                          of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary) (until
                                          March 1999); Chairman of A.G. Edwards Trust Company and A.G.E. Asset
                                          Management (investment advisor) (until March 1999); and a Director (until
                                          March 2000) of A.G. Edwards & Sons and A.G. Edwards Trust Company. Oversees
                                          38 portfolios in the OppenheimerFunds complex.

     GEORGE C. BOWEN,                     Formerly (until April 1999): Senior Vice President (from September 1987)
     Director (since 1997)                and Treasurer (from March 1985) of OppenheimerFunds, Inc. (the Manager);
     Age: 67                              Vice President (from June 1983) and Treasurer (since March 1985) of
                                          OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Senior
                                          Vice President (since February 1992), Treasurer (since July 1991) Assistant
                                          Secretary and a director (since December 1991) of the Centennial Asset
                                          Management Corporation; Vice President (since October 1989) and Treasurer
                                          (since April 1986) of HarbourView Asset Management Corporation (an
                                          investment advisory subsidiary of the Manager); President, Treasurer and a director (June 1989-January 1990) of Centennial Capital Corporation (an
                                          investment advisory subsidiary of the Manager); Vice President and
                                          Treasurer (since August 1978) and Secretary (since April 1981) of
                                          Shareholder Services, Inc. (a transfer agent subsidiary of the Manager);
                                          Vice President, Treasurer and Secretary (since November 1989) of
                                          Shareholder Financial Services, Inc. (a transfer agent subsidiary of the
                                          Manager); Assistant Treasurer (since March 1998) of Oppenheimer Acquisition
                                          Corp. (the Manager's parent corporation); Treasurer (since November 1989)
                                          of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the Manager); Vice President and Treasurer (since July 1996) of Oppenheimer
                                          Real Asset Management, Inc. (an investment advisory subsidiary of the
                                          Manager); Chief Executive Officer and director (since March 1996) of
                                          MultiSource Services, Inc. (a broker-dealer subsidiary of the Manager);
                                          Treasurer (since October 1997) of OppenheimerFunds International Ltd. and
                                          OppenheimerFunds plc (offshore fund management subsidiaries of the
                                          Manager). Oversees 38 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,                        A member of The Life Guard of Mount Vernon, George Washington's home (since
Director (since 1999)                     June 2000). Formerly (March 2001 - May 2002) Director of Genetic ID, Inc.
Age: 65                                   and its subsidiaries (a privately held biotech company); a partner with
                                          PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and
                                          Chairman (from 1994-1998), Price Waterhouse LLP Global Investment
                                          Management Industry Services Group. Oversees 38 portfolios in the
                                          OppenheimerFunds complex.

JON S. FOSSEL,                            Chairman and Director (since 1998) of Rocky Mountain Elk Foundation (a
Director (since 1992)                     not-for-profit foundation); and a director (since October 1999) of P.R.
Age: 61                                   Pharmaceuticals (a privately held company) and UNUMProvident (an insurance company) (since June 1, 2002). Formerly Chairman and a director (until
                                          October 1996) and President and Chief Executive Officer (until October
                                          1995) of the Manager; President, Chief Executive Officer and a director of
                                          Oppenheimer Acquisition Corp., Shareholders Services Inc. and Shareholder
                                          Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex.




               19  GOVERNMENT SECURITIES PORTFOLIO

-------------------------------------------------------------------------------
     DIRECTORS AND OFFICERS  Unaudited / Continued
-------------------------------------------------------------------------------

     SAM FREEDMAN,                        Director of Colorado Uplift (a non-profit charity (since September 1984).
     Director (since 1996)                Formerly (until October 1994) Mr. Freedman held several positions in
     Age: 63                              subsidiary or affiliated companies of the Manager. Oversees 38 portfolios in the OppenheimerFunds complex.

     BEVERLY L. HAMILTON,                 Trustee (since 1996) of MassMutual Institutional Funds and of MML Series
     Director (since 2002)                Investment Fund (open-end investment companies); Director of MML Services
     Age: 57                              (since April 1987) and America Funds Emerging Markets Growth Fund (since
                                          October 1991) (both are investment companies), The California Endowment (a philanthropy organization) (since April 2002), and Community Hospital of
                                          Monterey Peninsula, (since February 2002); a trustee (since February 2000)
                                          of Monterey International Studies (an educational organization), and an advisor to Unilever (Holland)'s pension fund and to Credit Suisse First
                                          Boston's Sprout venture capital unit. Mrs. Hamilton also is a member of the investment committees of the Rockefeller Foundation, the University of
                                          Michigan and Hartford Hospital. Formerly, President (February 1991-April
                                          2000) ARCO Investment Management Company. Oversees 37 portfolios in the
                                          OppenheimerFunds complex.

     ROBERT J. MALONE,                    Chairman and CEO (since 2003) of Steele Street State Bank (a commercial
     Director (since 2002)                banking entity); Director (since 2001) of Jones Knowledge, Inc. (a
     Age: 59                              privately held company), U.S. Exploration, Inc., (since 1997), Colorado
                                          UpLIFT (a non-profit organization) (since 1986) and a trustee of the
                                          Gallagher Family Foundation (non-profit organization) (since 2000).
                                          Formerly, Chairman of U.S. Bank (a subsidiary of U.S. Bancorp and formerly
                                          Colorado National Bank,) (July 1996-April 1, 1999) and a director of
                                          Commercial Assets, Inc. (a REIT) (1993-2000). Oversees 37 portfolios in the
                                          OppenheimerFunds complex.

     F. WILLIAM MARSHALL, JR.,            Trustee (since 1996) of MassMutual Institutional Funds and of MML Series
     Director (since 2000)                Investment Fund (open-end investment companies); Trustee (since 1987),
     Age: 61                              Chairman of the Board (since 2003) and Chairman of the investment committee
                                          (since 1994) for the Worcester Polytech Institute; President and Treasurer
                                          (since January 1999) of the SIS Fund (a private not for profit charitable fund); Trustee (since 1995) of the Springfield Library and Museum
                                          Association; Trustee (since 1996) of the Community Music School of
                                          Springfield. Formerly, member of the investment committee of the Community
                                          Foundation of Western Massachusetts (1998 - 2003); Chairman (January
                                          1999-July 1999) of SIS & Family Bank, F.S.B. (formerly SIS Bank);
                                          President, Chief Executive Officer and Director (May 1993-December 1998) of
                                          SIS Bankcorp, Inc. and SIS Bank (formerly Springfield Institution for
                                          Savings) and Executive Vice President (January 1999-July 1999) of Peoples
                                          Heritage Financial Group, Inc. Oversees 38 portfolios in the
                                          OppenheimerFunds complex.

     ------------------------------------------------------------------------------------------------------------------------
     INTERESTED TRUSTEE                   THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD FINANCIAL CENTER,
     AND OFFICER                          225 LIBERTY STREET, NEW YORK, NY 10281-1008. MR. MURPHY SERVES FOR AN
                                          INDEFINITE TERM, UNTIL HIS RESIGNATION, DEATH OR REMOVAL.

     JOHN V. MURPHY,                      Chairman, Chief Executive Officer and director (since June 2001) and
     President and Director               President (since September 2000) of the Manager; President and a director
     (since 2001)                         or trustee of other Oppenheimer funds; President and a director (since July
     Age: 54                              2001) of Oppenheimer Acquisition Corp. and of Oppenheimer Partnership
                                          Holdings, Inc.; a director (since November 2001) of OppenheimerFunds
                                          Distributor, Inc.; Chairman and a director (since July 2001) of Shareholder
                                          Services, Inc. and of Shareholder Financial Services, Inc.; President and a
                                          director (since July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of OppenheimerFunds, Inc.: OFI
                                          Institutional Asset Management, Inc. and Centennial Asset Management
                                          Corporation (since November 2001), HarbourView Asset Management Corporation
                                          and OFI Private Investments, Inc. (since July 2001); President (since
                                          November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                                          Asset Management, Inc.; a director (since November 2001) of Trinity
                                          Investment Management Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager); Executive Vice President (since February 1997)
                                          of Massachusetts Mutual Life Insurance Company (the Manager's parent company); a director (since June 1995) of DLB Acquisition Corporation (a holding company that owns shares of David L. Babson & Company, Inc.);
                                          formerly, Chief Operating Officer (September 2000-June 2001) of the
                                          Manager; President and trustee (November 1999-November 2001) of MML Series
                                          Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life Insurance
                                          Company; President, Chief Executive Officer and director (September
                                          1999-August 2000) of MML Bay State Life Insurance Company; a director (June
                                          1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a
                                          wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 72 portfolios as a Director/Officer and 10 portfolios as an Officer in the OppenheimerFunds complex.


               20  GOVERNMENT SECURITIES PORTFOLIO

     ------------------------------------------------------------------------------------------------------------------------
     OFFICERS                             THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MESSRS.
                                          MANIOUDAKIS AND ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW
                                          YORK, NY 10281-1008, FOR MR. WIXTED, 6803 S. TUCSON WAY, CENTENNIAL, CO
                                          80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER
                                          EARLIER RESIGNATION, DEATH OR REMOVAL.

     ANGELO MANIOUDAKIS,                  Senior Vice President of the Manager (since April 2002); an officer of 12
     Vice President and Portfolio         portfolios in the OppenheimerFunds complex; formerly Executive Director and
     Manager (since 2002)                 portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley
     Age: 37                              Investment Management (August 1993-April 2002).

     BRIAN W. WIXTED,                     Senior Vice President and Treasurer (since March 1999) of the Manager;
     Treasurer (since 1999)               Treasurer (since March 1999) of HarbourView Asset Management Corporation,
     Age: 44                              Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation,
                                          Shareholder Financial Services, Inc., Oppenheimer Partnership Holdings,
                                          Inc., OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
                                          International Ltd. and OppenheimerFunds plc (offshore fund management subsidiaries of the Manager) (since May 2000) and OFI Institutional Asset
                                          Management, Inc. (since November 2000); Treasurer and Chief Financial
                                          Officer (since May 2000) of OFI Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of Oppenheimer
                                          Acquisition Corp. and OppenheimerFunds Legacy Program (since April 2000);
                                          formerly Principal and Chief Operating Officer (March 1995-March 1999),
                                          Bankers Trust Company-Mutual Fund Services Division. An officer of 82 portfolios in the OppenheimerFunds complex.

     ROBERT G. ZACK,                      General Counsel (since November 2001) of the Manager; Executive Vice
     Vice President and Secretary         President (since January 2004) and General Counsel (since February 2002) of
     (since 2001)                         OppenheimerFunds, Inc.; General Counsel and a director (since November
     Age: 55                              2001) of OppenheimerFunds Distributor, Inc.; Senior Vice President and
                                          General Counsel (since November 2001) of HarbourView Asset Management
                                          Corporation; Vice President and a director (since November 2000) of
                                          Oppenheimer Partnership Holdings, Inc.; Senior Vice President, General
                                          Counsel and a director (since November 2001) of Shareholder Services, Inc.,
                                          Shareholder Financial Services, Inc., OFI Private Investments, Inc., OFI
                                          Trust Company and OFI Institutional Asset Management, Inc.; a director
                                          (since November 2001) of Oppenheimer Real Asset Management, Inc.; Assistant
                                          Secretary and a director (since November 2001) of OppenheimerFunds
                                          International Ltd.; Vice President (since November 2001) of
                                          OppenheimerFunds Legacy Program; Secretary (since November 2001) of
                                          Oppenheimer Acquisition Corp.; formerly Senior Vice President (May
                                          1985-January 2004), Acting General Counsel (November 2001-February 2002)
                                          and Associate General Counsel (May 1981-October 2001) of the Manager;
                                          Assistant Secretary of Shareholder Services, Inc. (May 1985-November 2001),
                                          Shareholder Financial Services, Inc. (November 1989-November 2001);
                                          OppenheimerFunds International Ltd. and OppenheimerFunds plc (October
                                          1997-November 2001). An officer of 82 portfolios in the OppenheimerFunds complex.

     THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


               21  GOVERNMENT SECURITIES PORTFOLIO

ITEM 2.  CODE OF ETHICS

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

         The Board of Directors of the Portfolio has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial experts," and has designated Messrs. Cameron and Bowen as the Audit Committee's financial experts. Messrs. Cameron and Bowen are "independent" Directors pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)      Audit Fees

              The principal accountant for the audit of the registrant's annual financial statements billed $8,000 in fiscal 2003 and $6,500 in fiscal 2002.

         (b)  Audit-Related Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $75,000 in fiscal 2003 and $65,000 in fiscal 2002 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.

         (c)  Tax Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $11,600 in fiscal 2003 and $6,500 in fiscal 2002 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

         (d)  All Other Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $3,500 in fiscal 2003 and $3,500 in fiscal 2002 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include services provided to the registrant's Board of Trustees with respect to the annual renewal of the registrant's investment advisory agreement.

         (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

              The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

              Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

              (2) 100%

         (f)  Not applicable as less than 50%.

         (g) The principal accountant for the audit of the registrant's annual financial statements billed $90,100 in fiscal 2003 and $75,000 in fiscal 2002 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

         (h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5.  NOT APPLICABLE

ITEM 6.  RESERVED

ITEM 7.  NOT APPLICABLE

ITEM 8.  NOT APPLICABLE

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         Not applicable for fiscal periods ending December 31, 2003.

ITEM 10.  CONTROLS AND PROCEDURES

          (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of December 31, 2003, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

          (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

(A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)

(B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)